Filed pursuant to Rule 497(e)
File Nos. 333-186044 and 811-22792

BLACKSTONE ALTERNATIVE ALPHA FUND II

Amended and Restated Supplement dated January 15, 2014 to the

Blackstone Alternative Alpha Fund II Prospectuses for each of

Advisor Class I, Advisor Class II, and Advisor Class III shares dated July 1, 2013, as revised August 7, 2013

Minimum Initial and Subsequent Investments

Effective February 1, 2014, the minimum initial investment in the Fund by an investor is $25,000, and the minimum subsequent investment in the Fund by an investor is $5,000. BAAM, the Fund’s investment adviser, may waive these requirements from time to time in its sole discretion. Financial intermediaries may impose additional minimum initial and subsequent investment amounts, which may be higher than those imposed by the Fund. Contact your financial intermediary for further information.

Minimum Account Balances

Effective February 1, 2014, an investor tendering for repurchase less than all of his or her Shares must maintain a minimum account balance after the repurchase is effected of $25,000. BAAM may waive the minimum account balance requirement from time to time in its sole discretion.

Availability of Net Asset Value

Effective October 18, 2013 for the Advisor Class III Shares and upon commencement of operations for the Advisor Class I and Advisor Class II Shares, the following statement is added to the end of the section captioned “Determination of Net Asset Value” in the Prospectus for each share class:

The Fund’s current net asset value per share is available on the Fund’s website at http://www.blackstone.com/blackstone-alternative-alpha-funds.

BAAF2-P1-0114